UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2011

CHINA GROWTH CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52339	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

#99 Jianshe Road 3, Pengjiang District, Jiangmen City Guangdong Province, 529000 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) (750) 395-9988

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment of Subscription Agreement

On December 1, 2011, China Growth Corporation (the “Company”) and American Access Fund, LP (the “Majority Holder”) entered into a second amendment (the “Subscription Agreement Amendment”) to that certain Subscription Agreement (the “Original Subscription Agreement”) dated December 2010, as amended by certain Amendment No. 1 to the Original Agreement May 20, 2011 (together with the Original Subscription Agreement, the “Amended Subscription Agreement”), by and among the Company and a group of accredited investors pursuant to which the Company offered (the “Offering”) and issued securities to such investors for an aggregate purchase price of $6,672,032 (the “Offering Proceeds”).  The Subscription Agreement Amendment amends and restates Section 5.5 of the Amended Subscription Agreement to provide for a series of disbursements from the Chief Financial Officer Holdback (as defined below) to the Company of $100,000 commencing on December 1, 2011 and continuing on the first day of each successive month thereafter until the remaining balance of the Chief Financial Officer Holdback is disbursed to the Company (the “Monthly Disbursements”). Under the terms of the Amended Subscription Agreement, the Company agreed that $1,500,000 of the proceeds of the Offering (the “Chief Financial Officer Holdback”) be held in the Escrow Account to secure the Company’s employment of a Qualified CFO.

An amendment of the Amended Subscription Agreement requires the approval of the Company and the holders of at least 50.1% of the Company’s preference shares then outstanding.  As of the date of the Subscription Agreement Amendment, the Majority Holder held in excess of 50.1% of the Company’s preference shares.

The foregoing description of the terms of the Subscription Agreement Amendment is qualified in its entirety by reference to the provisions of Subscription Agreement Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein.

Amendment of Holdback Escrow Agreement

On December 1, 2011, the Company, Anslow & Jaclin, LLP, as escrow agent (the “Escrow Agent”), and Access America Investments, LLC as the investor representative (the “Investor Representative”) entered into an amendment (the “Escrow Amendment”) to that certain Holdback Escrow Agreement (the “Original Escrow Agreement”) dated December 15, 2010, as amended by certain Amendment No. 1 to the Original Agreement May 20, 2011 (together with the Original Escrow Agreement, the “Amended Escrow Agreement”).  The Escrow Amendment amends and restates Section 4.2 of the Amended Escrow Agreement to provide for the Monthly Disbursements described above.  Under the terms of the Amended Escrow Agreement, the Chief Financial Officer Holdback was to be disbursed only upon the Company’s hiring of a qualified chief financial officer or a Good Faith Disbursement.

The foregoing description of the terms of the Escrow Amendment is qualified in its entirety by reference to the provisions of the Escrow Amendment filed as Exhibit 10.2 to this Report, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Subscription Agreement dated as of December 1, 2011 by and between China Growth Corporation and American Access Fund, LP
10.2	Amendment No. 2 to Holdback Escrow Agreement dated as of December 1, 2011 by and between China Growth Corporation, Anslow & Jaclin, LLP and Access America Investments, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2011	CHINA GROWTH CORPORATION

	By:	/s/ Mingzhuo Tan
Mingzhuo Tan
Chief Executive Officer, President and Chairman of the Board of Directors